UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C.  20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) January 8, 2020

CENTERSTATE BANK CORPORATION

(Exact name of registrant as specified in its charter)

Florida	000-32017	59-3606741
(State or other jurisdiction of incorporation)	(Commission file number)	(IRS employer identification no.)

1101 First Street South, Suite 202, Winter Haven, FL	33880
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:   (863) 293-4710

Not Applicable

(Former name or former address, if changed since last report)

___________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12 (b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock	CSFL	NASDAQ

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 7.01	Regulation FD Disclosure

CenterState Bank Corporation to announce quarterly earnings results on Monday, January 27, 2020

Winter Haven, FL. – January 8, 2020 – CenterState Bank Corporation (NASDAQ: CSFL) (“CenterState”) announced today that it will release fourth quarter earnings results on Monday, January 27, 2020, after the market closes.  Upon release, investors may access a copy of CenterState’s earnings results at the Company’s website at www.centerstatebanks.com and selecting “Fourth Quarter 2019 Earnings Results” on the Corporate Profile page.

CenterState will host a conference call on Tuesday, January 28, 2020 at 9 a.m. (EST) to discuss its fourth quarter 2019 results.  Investors may call in (toll free) by dialing (866) 393-0571 (passcode 4934689; host: Will Matthews, CFO).

Alternatively, individuals may listen to the live webcast of the presentation by visiting the link at CenterState’s website at www.centerstatebanks.com.

An audio replay of the live webcast is expected to be available by the evening of January 28, 2020 at CenterState’s website located in the subsection “Presentations” under the heading “News and Market Data.”

In accordance with General Instruction B.2 of Form 8-K, the information in this Current Report on Form 8-K shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liability of that section, and shall not be incorporated by reference into any registration statement or other document filed under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

Item 9.01	Financial Statements and Exhibits

	(d)	Exhibits:

	Exhibit 99.1	Press release dated January 8, 2020

	Exhibit 104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CENTERSTATE BANK CORPORATION

By:	/s/ William E. Matthews, V
William E. Matthews, V
Executive Vice President and
Chief Financial Officer

Date:  January 8, 2020

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